CONVERTIBLE PROMISSORY NOTE CONVERSION AGREEMENT

This CONVERTIBLE PROMISSORY NOTE CONVERSION AGREEMENT (this “Agreement”) is entered into and effective as of September 27, 2013 (the “Effective Date”) by and among the undersigned, each of whom have executed the Note Holder signature pages attached hereto as Annex A (each, a “Note Holder” and collectively, the “Note Holders”), and REVEN HOUSING REIT, INC., a Colorado corporation (the “Company”), with reference to the following facts:

A. Concurrently with the transactions contemplated by this Agreement, the Company is entering into a Stock Purchase Agreement with certain accredited investors providing for sale and issuance of up to Twenty-Five Million Dollars ($25,000,000) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in a private placement transaction (the “Financing”). The Financing contemplates an initial closing of no less than Eleven Million Dollars ($11,000,000) of total purchase price (the “Initial Closing”).

B. Each Note Holder has previously purchased one or more 10% Convertible Promissory Note issued by the Company in the aggregate principal amount as to each Note Holder as set forth on Schedule I to the Note Holder signature pages attached hereto as Annex A (each, a “Note,” and collectively, the “Notes”) in the Company’s 2012-2013 convertible note financing (the “Bridge Financing”).

C. In connection with the transactions contemplated by the Stock Purchase Agreement, and concurrently with the Initial Closing, each Note Holder desires to convert all of the outstanding principal under such Note Holder’s Note, directly into shares of the Common Stock (the “Shares”), in accordance with the terms and conditions of this Agreement.

Each Note Holder also agrees to be paid back by the Company all of the accrued and unpaid interest as indicated on such Note Holder’s signature page hereto and calculated as of the Initial Closing,

NOW, THEREFORE, in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledge, the parties hereby agree as follows:

Article I
The Conversion

Section 1.1.            Note Holder Signature Page. By executing this Agreement, each Note Holder hereby confirms that all of the information with respect to such Note Holder’s Note, as described in the Note Holder’s signature page attached hereto as Annex A, is true, correct and complete as of the date hereof.

Section 1.2.            Conversion of Securities.

(a)                Subject to, and immediately prior to, the Initial Closing, each Note Holder severally agrees to convert that portion of the outstanding principal under such Note Holder’s Note (the “Principal Amount”) as indicated on such Note Holder’s signature page hereto, directly into Shares at the rate of $0.20 per Share (the “Conversion Shares”), which is equal to the purchase price per Share for the investors in the Financing (the “Offering Price”).

1

(b)               The Company agrees to pay to the Note Holders all of the accrued and unpaid interest under the Notes, calculated as of the Initial Closing (the “Interest Payment”).

Each Note Holder agrees that upon the conversion of its Note in accordance with this Section 1.2 and the payment by the Company to any Note Holder who does not elect to convert all of such Note Holder’s principal under such Note Holder’s Note pursuant to Section 1.2(a) above that portion of the principal amount note being converted (the “Principal Payment”), the Note and all of the Company’s obligations thereunder shall be deemed to have been satisfied in full and the Note shall be extinguished.

The Company shall issue to the Note Holders the Conversion Shares and shall make the Interest Payments and any Principal Payments to the Note Holders within three (3) business days of the Initial Closing.

Section 1.3.            Closing. The transactions contemplated by this Agreement shall occur on the date of the Initial Closing (the “Closing Date”).

Article II
Representations and Warranties of the Note Holders

Each Note Holder severally represents and warrants to the Company, with respect to the Notes individually owned by such Note Holder, as designated on the Note Holder signature pages attached hereto, the following, each of which shall be true as of the Effective Date and the Closing Date:

Section 2.1.            Good Title. The Note Holder is the record and beneficial holder of the Note issued by the Company as set forth below such Note Holder’s name on the Note Holder signature pages attached hereto as Annex A. The Note Holder holds the respective Note free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, stockholder agreements and other encumbrances other than restrictions under the Federal securities laws.

Section 2.2.            Power and Authority. This Agreement constitutes a legal, valid and binding obligation of the Note Holder, enforceable against such Note Holder in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equity principles related to or limiting creditors’ rights generally and by general principals of equity.

Section 2.3.            No Conflicts. The execution and delivery of this Agreement by the Note Holder and the performance by the Note Holder of any obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign under any statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, judgments, or decrees (collectively, “Laws”); (ii) will not violate any Laws applicable to such Note Holder and (iii) will not violate or breach any contractual obligation to which such Note Holder is a party.

2

Section 2.4.            Investment Purpose. Each Note Holder is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that by making the representations herein, each Note Holder reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act.

Section 2.5.            Accredited Investor Status. Each Note Holder is an “accredited investor” as that term is defined in Rule 501(a) (3) of Regulation D, as promulgated under the Securities Act.

Section 2.6.            Reliance on Exemptions. Each Note Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying in part upon the truth and accuracy of, and each Note Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Note Holder set forth herein in order to determine the availability of such exemptions and the eligibility of each Note Holder to acquire the Securities.

Section 2.7.            Information. Each Note Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and information each Note Holder deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by each Note Holder. Each Note Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Each Note Holder understands that its investment in the Securities involves a high degree of risk. Each Note Holder is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Note Holder to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Note Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

Section 2.8.            No Governmental Review. Each Note Holder understands that no United States federal or state Governmental Authority has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such Governmental Authorities passed upon or endorsed the merits of the offering of the Securities.

Section 2.9.            Restricted Securities. The Note Holder understands that the Securities are characterized as “restricted securities” under the Securities Act inasmuch as the Securities are being offered in a transaction not involving a public offering. The Note Holder further acknowledges that the Securities may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Note Holder represents that he, she or it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3

Article III
Miscellaneous

Section 3.1.            Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and all prior agreements, understandings, representations and statements among the parties (or any of them) with respect to the subject matter hereof are superseded by this Agreement and shall be of no further force or effect.

Section 3.2.            Modifications. This Agreement may not be modified or amended except by written instrument, signed by each of the parties hereto, expressing such an amendment or modification.

Section 3.3.            Further Cooperation. The parties hereto agree to execute, acknowledge, if appropriate, and deliver any document and cooperate in performing any acts in any reasonable manner to carry out the intent and implement the terms and conditions of this Agreement.

Section 3.4.            Headings. The parties hereto understand that the headings contained within this Agreement are included for purposes of convenience only and shall not in any manner limit or define any of the rights, responsibilities, duties, or liabilities of any of the parties hereto as set forth in any of the paragraphs in this Agreement and shall not affect the construction or interpretation of any of the provisions of this Agreement.

Section 3.5.            Negotiated Transaction. This Agreement is to be deemed to have been jointly prepared by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against any party hereto.

Section 3.6.            Binding on Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective family members, heirs, successors, and assigns.

Section 3.7.            Applicable Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of California, without giving effect to any principle or doctrine regarding conflict of laws.

Section 3.8.            Execution in Counterparts. This Agreement may be executed in two or more counterparts, each signed by one of the signatories to this Agreement, and all of said counterparts together shall constitute one and the same instrument. The parties hereto agree that facsimile signatures may be relied upon by each of the signatories to this Agreement as original signatures.

Section 3.9.            Severability. In the event that any provision of this Agreement or portion thereof is held by a court of competent jurisdiction to be unenforceable or invalid, the validity and enforceability of the remaining provisions or portions thereof shall not be adversely affected.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date hereof.

REVEN HOUSING REIT, INC. a Colorado corporation By:/s/ Chad M. Carpenter
Name: Chad M. Carpenter Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR NOTE HOLDERS FOLLOW

ON ATTACHED ANNEX A]

5

Annex A

Note Holders Signature Page

IN WITNESS WHEREOF, the undersigned Note Holder has executed this Agreement as of the Effective Date hereof.

NAME OF NOTE HOLDER: Please Print: Chad Carpenter

/s/ Chad M. Carpenter
[Note Holder Signature]

Principal Amount to be Converted Pursuant to Section 1.2(a):

The Holder is electing to convert all of such Holder’s outstanding principal amount:

☒ Yes ☐ No

If “No” is checked above, please indicate the principal amount to be converted:

$_____________________

ADDRESS FOR NOTICE
c/o:
Street: 7911 Herschel Avenue, 201
City/State/Zip: La Jolla, CA 92037
Attention: Chad Carpenter
Fax: NA
Email: cmc@revenhousingreit.com

6

Annex A

Note Holders Signature Page

IN WITNESS WHEREOF, the undersigned Note Holder has executed this Agreement as of the Effective Date hereof.

NAME OF NOTE HOLDER: Please Print: John Cashman

/s/ John Cashman
[Note Holder Signature]

Principal Amount to be Converted Pursuant to Section 1.2(a):

The Holder is electing to convert all of such Holder’s outstanding principal amount:

☐ Yes ☒ No

If “No” is checked above, please indicate the principal amount to be converted:

$50,000.00

ADDRESS FOR NOTICE
c/o:
Street: 5310 Eastgate Mall
City/State/Zip: San Diego, CA 92121
Attention: John Cashman
Fax: NA
Email: jcashman@hbri.org

7

Annex A

Note Holders Signature Page

IN WITNESS WHEREOF, the undersigned Note Holder has executed this Agreement as of the Effective Date hereof.

NAME OF NOTE HOLDER: Please Print: Chris Gann

/s/ Chris Gann
[Note Holder Signature]

Principal Amount to be Converted Pursuant to Section 1.2(a):

The Holder is electing to convert all of such Holder’s outstanding principal amount:

☒ Yes ☐ No

If “No” is checked above, please indicate the principal amount to be converted:

$______________

ADDRESS FOR NOTICE
c/o:
Street: 14770 Caminito Barbuda
City/State/Zip: Del Mar, CA 92014
Attention: Chris Gann
Fax:
Email: christopheregann@aol.com

8

Schedule I to Annex A

Name of Holder	Aggregate Principal Amount	Accrued interest as of 09-27-13

Chad Carpenter	$27,176.00	$2,561.25
Chad Carpenter	225,000.00	21,205.48
John Cashman*	50,000.00	9,424.66
Chris Gann	100,000.00	9,424.66
Reven Capital, LLC assigned to Chad Carpenter	400,000.00	29,260.27
Chris Gann	100,000.00	7,315.07
Totals	$902,176.00	$79,191.38

*John Cashman will be converting 50% of his $100,000 note to equity ($50,000) and will be paid back 50% ($50,000) at closing.

All other Note Holders will be paid back in full and all interest accrued will be paid back as due.

9